UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2021

ACRES Commercial Realty Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 Merrick Avenue, Suite 200 S Westbury, NY	11590
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 516-535-0015

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 14, 2021, ACRES Commercial Realty Corp. (the “Company”) and ACRES Capital, LLC (the “Manager”) entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. (the “Underwriter”), in connection with an underwritten public offering (the “Offering”) of the Company’s newly classified and designated 7.875% Series D Cumulative Redeemable Preferred Stock (“Series D Preferred Stock”). Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriter up to a total of 2,760,000 shares of Series D Preferred Stock, including up to 360,000 shares issuable upon the exercise by the Underwriter of its over-allotment option. The Offering is expected to close on May 21, 2021, subject to customary closing conditions. The Underwriting Agreement contains certain customary representations, warranties and agreements by the Company and the Manager, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Offering is being made pursuant to a registration statement on Form S-3 (Registration No. 333-254315) and a related prospectus, dated April 20, 2021, including the related prospectus supplement dated May 14, 2021 and filed with the Securities and Exchange Commission. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 14, 2021, by and among ACRES Commercial Realty Corp., ACRES Capital, LLC and Raymond James & Associates, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES Commercial Realty Corp.

Date: May 20, 2021	/s/ David J. Bryant
David J. Bryant Chief Financial Officer